Exhibit 99.2

Key Messages and Talking Points

•	This morning, the Board of Directors of Zale Corporation and the Board of Directors of Signet Jewelers announced that they have entered into a definitive merger agreement.

•	The transaction is subject to customary closing conditions including the approval of our shareholders and certain regulatory approvals. The transaction is expected to close before the end of 2014.

•	This combination builds upon the complementary strengths of Signet and Zale. We expect this combination to expand opportunities for all our brands’ team members.

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Over the past four years, we have been on a journey together – to significantly improve our business, to create opportunities for our employees, to better serve our guests and to create value for our shareholders. Together we have successfully completed the turnaround of our business and in fiscal 2013 posted the first annual profit in five years. Today’s announcement represents the next stage in our journey together and is a testament to the hard work and accomplishments of our entire team over the past four years.

•	We look forward to sharing additional details with you as we move through the process to close the transaction by year end 2014.

•	After the deal closes, the Zale family of brands will continue to be run as a stand-alone business; however, we will have the opportunity to leverage areas where Signet has strength.

•	During the interim period, until the deal closes, it is business as usual at Zale. We must remain focused on achieving our business plan and extending the success we have achieved to date.

•	Please refer all media inquiries (reporter, journalist, newspaper, magazine, radio or TV requests) to our Investor Relations / Media Relations department at 972-580-4391 or ir@zalecorp.com.

Q&A

What does this mean to Zale employees?
•	Until the transaction closes, it is business as usual. We will continue to operate as a stand-alone company and day-to-day responsibilities remain the same.
•	We will continue to work to achieve our business plan and extend the success we have achieved to date.
•	We look forward to sharing additional details with you as we move through the process.

What should we say to guests about this announcement?
•	This is an exciting development for both companies. Guests can be assured that we will continue to offer beautiful products at affordable prices that they are accustomed to.

Will pay, benefits, bonuses or performance reviews change?
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Until the transaction closes, it is business as usual at Zale and your pay and benefits remain the same.  In addition, bonus plans also remain in place and performance reviews will be held as of July 31, 2014.

How will my pay, benefits, bonuses and performance reviews be impacted after the deal closes?
•	We will be working with Signet on all the details of the transition and will update you with further information when available.
•	Until the transaction closes, it is business as usual and your pay and benefits remain the same. In addition, bonus plans also remain in place and performance reviews will be held as of July 31, 2014.

Why did Zale’s board agree to be acquired by Signet?
•	Our board believes this combination is in the overall best interest of the company, guests, shareholders and employees.
•	The combination builds upon the complementary strengths of Signet and Zale. It will create a world-class specialty jeweler.
•	Importantly, Zale will remain a stand-alone family of brands within Signet.
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Signet is committed to growing Zale’s family of brands and plans to invest in stores.  This will strengthen guests’ relationships with the Zale brands that are, at the end of the day, what makes the business thrive.

How will this combination impact Zale’s current business strategy?
•	We will continue to operate as a stand-alone company, and while the timing of certain initiatives will be reviewed, we will operate business as usual in the period until the transaction is closed.

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about Zale’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of Zale by Signet, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval; court approval or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Zale’s operations into those of Signet; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Zale may be difficult; Signet and Zale are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected.  Additional information and other factors are contained in Zale’s Annual Report on Form 10-K for the fiscal year ended July 31, 2013 and subsequent reports on Form 10-Q and 8-K filed with the Securities and Exchange Commission (“SEC”).  Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Zale, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and Signet and Zale undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Signet. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form. Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Company’s definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, or for free from the Company by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com. Such documents are not currently available.

Participants in the Solicitation

Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information about Signet’s directors and executive officers is set forth in Signet’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about Zale’s directors and executive officers is set forth in Zale’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013.  Information concerning the interests of Zale’s participants in the solicitation, which may, in some cases, be different than those of Zale’s stockholders generally, is set forth in the materials filed by Zale with the SEC, and will be set forth in the Proxy Statement relating to the proposed transaction when it becomes available.